Exhibit 99.1

Novo Holdings to Acquire Catalent

Catalent Stockholders to Receive $63.50 Per Share in Cash, Representing a 47.5% Premium to the 60-day

Volume-Weighted Average Price as of February 2, 2024

COPENHAGEN, Denmark and SOMERSET, N.J. – February 5, 2024 – Catalent, Inc. (NYSE: CTLT), a leader in enabling the development and supply of better treatments for patients worldwide, and Novo Holdings, a holding and investment company that is responsible for managing the assets and wealth of the Novo Nordisk Foundation, today announced that they have entered into a merger agreement under which Novo Holdings will acquire Catalent in an all-cash transaction that values Catalent at $16.5 billion on an enterprise value basis.

Transaction Overview

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Novo Holdings will acquire all outstanding shares of Catalent for $63.50 per share in cash. The purchase price represents a premium of 16.5% to the closing price of Catalent’s common stock as of February 2, 2024, the last trading day prior to this announcement, and a 47.5% premium to the 60-day volume-weighted average price as of February 2, 2024.

•

In addition, the purchase price represents a premium of 39.1% to the closing price of Catalent’s common stock on August 28, 2023, the last trading day prior to Catalent’s announcement that its Board of Directors formed a Strategic and Operational Review Committee to conduct a review of Catalent’s business, strategy and operations, as well as Catalent’s capital-allocation priorities with a view towards maximizing value for all Catalent stockholders.

•

Of Catalent’s more than 50 global sites, Novo Holdings intends to sell three Catalent fill-finish sites and related assets acquired in the merger to Novo Nordisk (CPH: NOVO), in which Novo Holdings has a controlling interest, shortly after the closing of the merger. These three sites are located in Anagni, Italy; Bloomington, Indiana, USA; and Brussels, Belgium.

•	This transaction is aligned with Novo Holdings’ strategy of investing in established life science companies with strong long-term potential.

Alessandro Maselli, President and Chief Executive Officer of Catalent, said: “Over the past several years, Catalent has built a comprehensive end-to-end offering of services and capabilities to drive innovation in the healthcare system and improve patient outcomes. This transaction is a testament to our team’s hard work and dedication to this mission, and I am incredibly excited for this next step in our journey. We look forward to benefiting from Novo Holdings’ significant resources to accelerate investment in our business and enhance key offerings as we continue to offer premium development and manufacturing solutions for pharma and biotech customers.”

John Greisch, Executive Chair of the Catalent Board and Chair of the Strategic and Operational Review Committee, said: “This transaction delivers significant, certain and premium value to our stockholders. Novo Holdings believes in our vision and will provide Catalent with a strong foundation as we continue developing, manufacturing and supplying top products.”

Novo Holdings has a proven track record of successfully investing in the life sciences sector. Importantly, Novo Holdings’ purpose is to improve people’s health and the sustainability of society and the planet by generating attractive long-term returns on the assets of the Novo Nordisk Foundation.

Kasim Kutay, CEO of Novo Holdings, said: “We are excited to partner with Catalent as it enters a new phase of growth and accelerates its mission to develop, manufacture and supply products that help people live better and healthier lives. With our expertise and track record of investing in high quality life sciences businesses, we believe Catalent is a very good strategic fit. We are excited to support the Company’s stakeholders in the years ahead, especially employees and customers as they work to develop new products to benefit patients. As engaged investors committed to productive relationships with all our partners, we look forward to working with the Catalent team to realise the Company’s full potential.

Importantly, our acquisition of Catalent is aligned with our mandate to invest in high quality life sciences companies for the benefit of the Novo Nordisk Foundation’s mission and philanthropic causes.”

Marc Steinberg, Partner at Elliott Investment Management L.P., said: “As a significant investor in Catalent, Elliott fully supports the transaction announced today. We believe that this transaction, which is the culmination of a process led by the Strategic and Operational Review Committee of the Catalent Board, clearly maximizes value for Catalent stockholders. We commend Catalent’s Board and management team for delivering this outstanding outcome.”

Transaction Details

The merger is expected to close towards the end of calendar year 2024, subject to customary closing conditions, including approval by Catalent stockholders and receipt of required regulatory approvals. The transaction is not subject to any financing contingency.

Following an evaluation of possible value-maximizing alternatives, the Catalent Board unanimously determined that the transaction with Novo Holdings, which delivers a premium and certain cash value, is in the best interest of Catalent. Accordingly, the Catalent Board unanimously recommends that Catalent stockholders vote in favor of the merger.

In addition, Elliott Investment Management L.P. and certain of its affiliates have entered into a support agreement pursuant to which they have agreed to vote their shares of Catalent common stock in favor of the merger.

Following the closing of the merger, shares of Catalent will no longer trade on the New York Stock Exchange and Catalent will become a private company.

Second Quarter 2024 Financial Results

Catalent’s second quarter 2024 earnings results are expected to be issued on February 9, 2024. In light of the announced transaction, Catalent will not host an earnings conference call. Catalent’s second quarter 2024 earnings press release will be available on its investor relations website at http://investor.catalent.com.

Advisors

Citi and J.P. Morgan are acting as financial advisors to Catalent. Skadden, Arps, Slate, Meagher & Flom LLP is serving as legal advisor to Catalent and Jones Day is serving as legal advisor to the Catalent Board of Directors. Morgan Stanley is acting as financial advisor to Novo Holdings and Goodwin Procter LLP is serving as legal advisor to Novo Holdings.

About Novo Holdings

Novo Holdings is a holding and investment company that is responsible for managing the assets and the wealth of the Novo Nordisk Foundation. The purpose of Novo Holdings is to improve people’s health and the sustainability of society and the planet by generating attractive long-term returns on the assets of the Novo Nordisk Foundation.

Wholly owned by the Novo Nordisk Foundation, Novo Holdings is the controlling shareholder of Novo Nordisk A/S and Novonesis A/S and manages an investment portfolio with a long-term return perspective. In addition to managing a broad portfolio of equities, bonds, real estate, infrastructure and private equity assets, Novo Holdings is a world-leading life sciences investor. Through its Seeds, Venture, Growth, and Principal Investments teams, Novo Holdings invests in life science companies at all stages of development.

As of year-end 2022, Novo Holdings had total assets of EUR 108 billion.

www.novoholdings.dk

About the Novo Nordisk Foundation

Established in Denmark in 1924, the Novo Nordisk Foundation is an enterprise foundation with philanthropic objectives. The vision of the Foundation is to improve people’s health and the sustainability of society and the planet. The Foundation’s mission is to progress research and innovation in the prevention and treatment of cardiometabolic and infectious diseases as well as to advance knowledge and solutions to support a green transformation of society.

www.novonordiskfonden.dk/en

About Catalent

Catalent, Inc. is a global leader in enabling pharma, biotech, and consumer health partners to optimize product development, launch, and full life-cycle supply for patients around the world. With broad and deep scale and expertise in development sciences, delivery technologies, and multi-modality manufacturing, Catalent is a preferred industry partner for personalized medicines, consumer health brand extensions, and blockbuster drugs. Catalent helps accelerate over 1,500 partner programs and launch over 150 new products every year. Its flexible manufacturing platforms at over 50 global sites supply approximately 70 billion doses of nearly 8,000 products annually. Catalent’s expert workforce of nearly 18,000 includes more than 3,000 scientists and technicians. Headquartered in Somerset, New Jersey, the company generated nearly $4.3 billion in revenue in its 2023 fiscal year.

Forward-Looking Statements

This press release, and any related oral statements, may include “forward-looking statements” within the meaning of, and subject to the safe harbor created by, the federal securities laws, including statements related to the proposed merger of Catalent with an entity controlled by Novo Holdings, including financial estimates and statements as to the expected timing, completion and effects of the merger. These forward-looking statements are based on Catalent’s current expectations, estimates and projections regarding, among other things, the expected date of closing of the merger and the potential benefits thereof, its business and industry, management’s beliefs and certain assumptions made by Catalent, all of which are subject to change. Forward-looking statements often contain words such as “expect,” “anticipate,” “intend,” “aims,” “plan,” “believe,” “could,” “seek,” “see,” “will,” “may,” “would,” “might,” “considered,” “potential,” “estimate,” “continue,” “likely,” “expect,” “target,” “project,” or similar expressions or the negatives of these words or other comparable terminology that convey uncertainty of future events or outcomes. By their nature, forward-looking statements address matters that involve risks and uncertainties because they relate to events and depend upon future circumstances that may or may not occur, such as the closing of the merger and the anticipated benefits thereof. These and other forward-looking statements, as well as any related oral statements, are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statements. Important risk factors that may cause such a difference include, but are not limited to: (i) the completion of the merger on anticipated terms and timing, including obtaining required stockholder and regulatory approvals, and the satisfaction of other conditions to the completion of the merger; (ii) potential litigation relating to the merger that could be instituted by or against Catalent, Novo Holdings or their respective affiliates, directors or officers, including the effects of any outcomes related thereto; (iii) the risk that disruptions from the merger will harm Catalent’s business, including current plans and operations; (iv) the ability of Catalent to retain and hire key personnel; (v) potential adverse reactions or changes to business or governmental relationships resulting from the announcement or completion of the merger; (vi) continued availability of capital and financing and rating agency actions; (vii) legislative, regulatory and economic developments affecting Catalent’s business; (viii) general economic and market developments and conditions; (ix) certain restrictions during the pendency of the merger that may impact Catalent’s ability to pursue certain business opportunities or strategic transactions; (x) unpredictability and severity of catastrophic events, including but not limited to acts of terrorism, pandemics, outbreaks of war or hostilities, as well as Catalent’s response to any of the aforementioned factors; (xi) significant transaction costs associated with the merger; (xii) the possibility that the merger may be more expensive to complete than anticipated, including as a result of unexpected factors or events; (xiii) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger, including in circumstances requiring Catalent to pay a termination fee or other expenses; (xiv) competitive responses to the merger; (xv) Catalent’s management response to any of the aforementioned factors; (xvi) the risks and uncertainties pertaining to Catalent’s business, including those set forth in Catalent’s most recent Annual Report on Form 10-K and Catalent’s subsequent Quarterly Reports on Form 10-Q, as such risk factors may be amended, supplemented or superseded from time to time by other reports filed or furnished by Catalent with the SEC; and (xvii) the risks and uncertainties that will be described in the proxy statement available from the sources indicated above. These risks, as well as other risks associated with the merger, will be more fully discussed in the proxy statement. While the list of factors presented here is, and the list of factors to be presented in the proxy statement will be, considered representative, no such list should be considered a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material impact on Catalent’s financial condition, results of operations, credit rating or liquidity. These forward-looking statements speak only as of the date they are made, and Catalent does not undertake to and specifically disclaims any obligation to publicly release the results of any updates or revisions to these forward-looking statements that may be made to reflect future events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events.

Important Additional Information and Where to Find It

In connection with the proposed merger between Catalent and Novo Holdings, Catalent will file with the Securities and Exchange Commission (“SEC”) a proxy statement, the definitive version of which will be sent or provided to Catalent stockholders. Catalent may also file other documents with the SEC regarding the proposed merger. This document is not a substitute for the proxy statement or any other document which Catalent may file with the SEC. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER AND RELATED MATTERS. Investors and security holders may obtain free copies of the proxy statement (when it is available) and other documents that are filed or will be filed with the SEC by Catalent through the website maintained by the SEC at www.sec.gov, Catalent’s website at www.catalent.com or by contacting Catalent’s Investor Relations Team at:

Catalent, Inc., Investor Relations

investors@catalent.com

(732) 537-6325

Participants in the Solicitation

Catalent and certain of its directors, executive officers and other employees may be deemed to be participants in the solicitation of proxies from Catalent’s stockholders in connection with the proposed merger. Additional information regarding the identity of the participants, including a description of their direct or indirect interests, by security holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with the SEC in connection with the proposed merger (if and when they become available). Information relating to the foregoing can also be found in Catalent’s proxy statement for its 2023 annual meeting of stockholders, which was filed with the SEC on December 15, 2023 (the “Annual Meeting Proxy Statement”). To the extent holdings of securities by potential participants (or the identity of such participants) have changed since the information printed in the Annual Meeting Proxy Statement, such information has been or will be reflected on Catalent’s Statements of Change in Ownership on Forms 3 and 4 filed with the SEC. You may obtain free copies of these documents using the sources indicated above.

Contacts:

Novo Holdings

For global media inquiries, please contact:

Senior Communications Partner

Marie-Louise Jersin

maj@novo.dk

Phone: +45 30494957

For US media inquiries, please contact:

Communications Specialist

Dora González

dopg@novo.dk

Phone: +1 617 922 5027

Catalent Investor Contact: Paul Surdez +1 (732) 537-6325 investors@catalent.com Media Contact: Laura Hortas +1(609) 240-7025 media@catalent.com